Unsecured Promissory Notes and Warrants	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Unsecured Promissory Notes and Warrants

Note 7 - Unsecured Promissory Notes and Warrants

On June 7, 2016, the Company entered into a Note and Warrant Agreement (the “Agreement”) with new creditors as well as existing stockholders under which the Company issued unsecured promissory notes (“Notes”) and warrants (“Warrants”) resulting in total gross proceeds to the Company during June 2016 of approximately $1,187,000. As of December 31, 2017, the portion of the outstanding unsecured promissory notes held by related parties comprised of entities controlled by a member of management and by Lambda Investors LLC (“Lambda”), the majority shareholder, amounted to $30,000 and $300,000, respectively. The outstanding principal under the Notes accrues interest at a rate of 11% per annum. The Company is required to make interest only payments on a semi-annual basis, and all outstanding principal under the Notes is repayable in cash on June 7, 2019, the third anniversary of the date of issuance. In addition to the Notes, the Company issued Warrants to purchase approximately 2.4 million shares of the Company’s common stock to the investors in the Agreement. The Warrants have an exercise price of $0.30 per share and are exercisable for 5 years from the issuance date. The Warrants issued under the Agreement are indexed to the Company’s common stock, therefore, the Company is accounting for the Warrants as a component of equity. In connection with the Agreement, the Company incurred approximately $13,000 in legal fees.

The approximately $1,187,000 in gross proceeds from the Agreement, along with the legal fees of approximately $13,000, were allocated between the Notes and Warrants based on their relative fair values. The portion of the gross proceeds allocated to the Warrants of approximately $393,000 was accounted for as additional paid-in capital. Approximately $4,000 of the legal fees were allocated to the Warrants and recorded as a reduction to additional paid-in capital. The remainder of the gross proceeds of approximately $794,000, net of the remainder of the fees of approximately $9,000, was allocated to the Notes with the fair value of the Warrants resulting in a debt discount. The debt discount is being amortized to interest expense using the effective interest method in accordance with ASC 835 over the term of the Agreement. Approximately $116,000 and $53,000 was recognized as amortization of debt discount during the fiscal years ended December 31, 2017 and 2016, respectively, and is included in interest expense on the consolidated statement of operations and comprehensive loss. Approximately $133,000 and $77,000 was recognized as interest expense for the fiscal years ended December 31, 2017 and 2016, respectively, for interest payable to noteholders. For the year ended December 31, 2017, the amount of interest expense recognized related to related parties comprised of entities controlled by a member of management and by Lambda was approximately $3,000 and $33,000, respectively. For the year ended December 31, 2016, the amount of interest expense recognized related to related parties comprised of entities controlled by a member of management and by Lambda was approximately $2,000 and $19,000, respectively. As of December 31, 2017, approximately $195,000 of interest has been paid to noteholders and approximately $14,000 of interest is included in accrued expenses on the consolidated balance sheet.